UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
October 17, 2016

INNOVUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

000-52991	90-0814124
(Commission File Number)	(IRS Employer Identification No.)

9171 Towne Centre Drive, Ste 440, San Diego, CA 92122
(Address of principal executive offices) (Zip code)

858-964-5123
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On October 17, 2016, Innovus Pharmaceuticals, Inc., (the “Company”) provided an update to its corporate presentation. The presentation will be available on the Company’s website at www.innovuspharma.com and filed herewith as Exhibit 99.1.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act ”), or otherwise subject to the liabilities of that Section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly provided by specific reference in such a filing.

By filing this Current Report on Form 8-K and furnishing the information in this Item 7.01, the Company makes no admission as to the materiality of Item 7.01 in this report or the presentation attached hereto as Exhibit 99.1. The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s filings with the SEC and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Item, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The Company cautions you that the presentation attached hereto as Exhibit 99.1 contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, as amended. Statements in the presentation that are not purely historical are forward-looking statements including, but not limited to, the Company’s ability to execute its business plan, obtain regulatory approval for products under development, enter into partnering agreements, realize revenue and pursue growth opportunities, some of which are outside the control of the Company.  Readers and attendees are cautioned not to place undue reliance on these forward-looking statements as actual results could differ materially from the forward-looking statements contained herein. Attendees are urged to read the risk factors set forth in the Company’s most recent annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q and its most recent SEC filings.  Company disclaims any intention to update this presentation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Corporate Presentation for October 2016

SIGNATURES

In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 17, 2016

Innovus Pharmaceuticals, Inc.

	By:	/s/ Robert E. Hoffman Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Corporate Presentation for October 2016